Fixed Assets, Net (Tables)	6 Months Ended
Jun. 30, 2024
Fixed Assets, Net [Abstract]
Schedule of Fixed Assets

Fixed assets consisted of the following as of June 30, 2024 and December 31, 2023:

	June 30,	December 31,
	2024	2023
Software	$23,850,000	$23,850,000
Leasehold improvement	38,255	38,522
Office and equipment	288,597	312,447
Total cost of fixed assets	24,176,852	24,200,969
Less: accumulated depreciation	(5,556,887)	(4,356,573)
Fixed assets, net	$18,619,965	$19,844,396